UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 18, 2003




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                 1-9566                   95-4087449
       --------                 ------                   ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



          401 Wilshire Boulevard, Santa Monica, California, 90401-1490
          ------------------------------------------------- ----------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 5
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of February 28, 2003 (Unconsolidated)

     99.1 Loan Portfolio Segment Report of First Federal Bank of California as of February 28, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of February 28, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of February 28, 2003, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRSTFED FINANCIAL CORP.


Dated: March 18, 2003                    By:/s/ Douglas J. Goddard
                                            ----------------------
                                                Douglas J. Goddard
                                                Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                Page

99.0     Monthly Financial Information as of February 28, 2003         4

99.1     Loan Portfolio Segment Report of First Federal Bank of
         California as of February 28, 2003                            5

                                          First Federal Bank of California, fsb
                                              MONTHLY REPORT OF OPERATIONS
                                           Unconsolidated Financial Highlights
                                                     Unaudited
                                                 (Dollars in thousands)

                                       As of, for         As of, for         As of, for         As of, for           As of, for
                                        the month         the month          the month         the 2 months        the 2 months
                                          ended             ended              ended               ended               ended
                                      February 28,        January 31,       February 28,        February 28,       February 28,
                                           2003              2003               2002               2003                2002
                                           ----              ----               ----               ----                ----
AVERAGE INVESTMENTS                  $        114,065  $         121,824  $         202,980  $          117,945   $          217,420

LOANS:
Total mortgage-backed securities              190,086            195,965            267,241             190,086              267,241
Total loans                                 3,864,100          3,825,828          3,946,571           3,864,100            3,946,571

Loans originated/purchased:
  Single family loans                         115,420            127,826             47,062             243,246               86,956
  Multi-family loans                           22,070             34,954             50,123              57,024               72,381
  Commercial real estate loans                  5,585              2,105              3,350               7,690                4,850
  Other                                         6,162              6,369                345              12,531                3,045
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $        149,237  $         171,254  $         100,880  $          320,491  $           167,232
                                        =============     ==============     ==============     ===============      ===============


Loans sold                           $         12,154  $          17,169  $           5,494  $           29,323  $            11,048

Average rate on loans
   originated/purchased                         5.24%              5.13%              6.40%               5.18%                6.38%
Percentage of portfolio in
   adjustable rate loans                       71.68%             71.50%             70.41%              71.68%               70.41%
Non-performing assets
   to total assets                              0.16%              0.12%              0.19%               0.16%                0.19%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,237,000  $       1,222,000  $       1,497,000  $        1,237,000  $         1,497,000
Reverse
repurchase                           $        154,021  $         154,021  $         201,809  $          154,021  $           201,809
   agreements

DEPOSITS:
Retail deposits                      $      2,338,211  $       2,310,422  $       2,107,191  $        2,338,211  $         2,107,191
Wholesale deposits                            188,956            236,775            401,817             188,956              401,817
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $      2,527,167  $       2,547,197  $       2,509,008  $        2,527,167  $         2,509,008
                                        =============    ===============    ===============    ================     ================


Net increase (decrease)              $        (20,030) $            2,164 $           26,867 $          (17,866) $          (43,999)


AVERAGE INTEREST RATES:
Yield on loans                                  5.79%              5.94%              6.50%               5.86%                6.54%
Yield on investments                            3.97%              4.32%              0.37%               4.15%                2.20%
Yield on earning assets                         5.74%              5.89%              6.22%               5.81%                6.33%
Cost of deposits                                1.82%              1.92%              2.79%               1.87%                2.86%
Cost of borrowings                              3.51%              3.61%              4.54%               3.56%                4.63%
Cost of money                                   2.42%              2.50%              3.50%               2.46%                3.58%
Earnings spread                                 3.32%              3.39%              2.72%               3.35%                2.75%
Effective net spread                            3.46%              3.53%              2.88%               3.50%                2.90%

                      First Federal Bank of California, fsb
                          LOAN PORTFOLIO STRATIFICATION
                             As of February 28, 2003
                       Unconsolidated financial highlights
                                    Unaudited
                             (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                                         Bank owned       Percent
                                                           balance        of Total
                                                           -------        --------
Property type:
   Single family                                     $      1,805,591           47%
   Multi-family                                             1,645,417           42%
   Commercial & industrial                                    427,702           11%
   Construction                                                 7,647            0%
   Land                                                           134            0%
                                                        --------------    ----------
       Total real estate loans                       $      3,886,491          100%
                                                        ==============    ==========

Single family:
   Without prepayment penalty                        $      1,337,238           74%
   With prepayment penalty                                    468,353           26%
                                                        --------------    ----------
       Total single family loans                     $      1,805,591          100%
                                                        ==============    ==========

Age:
   0 to 10 years                                     $      1,134,739           85%
   >10 years                                                  202,499           15%
                                                        --------------    ----------
       Total                                         $      1,337,238          100%
                                                        ==============    ==========

                                                      Single family loans without prepayment penalty
                                                                    Loans 0 to 10 Years
                                                           Balances by Current Principal Balance

                                                                                          Greater                         Percent
Current interest rate        Less than         $252 -         $275 -      $500 -           than                             of
        range                  $252            $275           $500        $1,000          $1,000          Total            total
        -----                  ----            ----           ----        -------         ------          -----            -----
<5.00%                  $        35,890  $       6,080  $      90,791   $     102,650  $      44,525  $       279,936         24.7%
5.00%-5.25%                      54,178          8,794         61,638          48,841         32,812          206,263         18.2%
5.25%-5.50%                      58,057          4,754         50,327          48,338         31,439          192,915         17.0%
5.50%-5.75%                      30,026          5,251         25,270          15,641         14,370           90,558          8.0%
5.75%-6.00%                      22,642          3,961         33,145          19,242         11,128           90,118          7.9%
6.00%-6.25%                      15,319          1,573         14,911          11,239          8,024           51,066          4.5%
6.25%-6.50%                      20,568            550         13,368           7,847          7,660           49,993          4.4%
6.50%-6.75%                       8,634          1,047         10,286          14,728          5,523           40,218          3.5%
6.75%-7.00%                       8,226          1,041         13,779          14,629          6,486           44,161          3.9%
7.00%-7.25%                       3,756          1,068          8,827           6,453         17,011           37,115          3.3%
7.25%-7.50%                       2,500            804          9,094           4,504          5,912           22,814          2.0%
7.50%-7.75%                       2,278            262          5,011             787          6,102           14,440          1.3%
7.75%-8.00%                       2,249             --          5,463           1,750             --            9,462          0.8%
8.00%-9.00%                       2,110            257          2,624             682             --            5,673          0.5%
>9.00%                                7             --             --              --             --                7          0.0%
                            -----------    -----------    -----------     -----------    -----------    -------------    ----------
Total                   $       266,440   $     35,442  $     344,534   $     297,331   $    190,992   $    1,134,739          100%
                            ===========    ===========    ===========     ===========    ===========    =============    ==========


                                       5